LIMITED POWER OF ATTORNEY

The undersigned hereby constitutes and appoints each of John R. McArthur and Arlene S. Graves, or either of them signing singly, and with full power of substitution, the undersigned's true and lawful attorney in fact to:

prepare, execute and cause to be filed from time to time with the

United States Securities and Exchange Commission (the "Commission")

and any stock exchange or similar authority in his name, place and stead reports required pursuant to Section 16(a) of the Securities

Exchange Act of 1934, as amended (Forms 3, 4 or 5) as to his beneficial ownership of securities and Form 144, Notice of Proposed Sale of

Securities Pursuant to Rule 144 Under the Securities Act of 1933; and

to take any other action of any type whatsoever in connection with the forgoing which, in the opinion of such attorney in fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney in fact on behalf of the undersigned pursuant to this

Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney in fact may approve in such attorney in fact's discretion.

The undersigned acknowledges that the foregoing attorneys in fact,

in serving in such capacity at the request of the undersigned, are not assuming, nor is Progress Energy, Inc. (the "Company")

assuming, any of the undersigned's responsibilities to comply with

Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 or

Form 144 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the forgoing attorneys in fact.  By signing this Power of Attorney, the undersigned revokes all prior powers of attorney, if any, pertaining to the above subject matter.

IN WITNESS WHEREOF the undersigned has caused this power of attorney to be executed on this 18th day of June 2007.

Charles W. Pryor, Jr.